MEEHAN MUTUAL FUNDS, INC.
                                MEEHAN FOCUS FUND

      SUPPLEMENT DATED APRIL 3, 2006 TO THE PROSPECTUS, DATED MARCH 1, 2006

The table entitled "Average Annual Returns" on page 5 of the Prospectus is replaced in its entirety with the following:

                                                                    LIFE OF FUND
  AVERAGE ANNUAL RETURNS                   ONE YEAR     FIVE YEARS    (12/10/99)
  (FOR THE PERIODS ENDED DECEMBER 31,2005)
  ------------------------------------------------------------------------------
  MEEHAN FOCUS FUND
       Return Before Taxes                  2.22%         3.61%          3.85%
       Return After Taxes on
  Distributions                             1.98%         1.95%          3.76%
       Return After Taxes on
  Distributions                             1.73%         1.34%          3.25%
          and Sale of Fund Shares
  ------------------------------------------------------------------------------
  STANDARD & POOR'S 500 STOCK INDEX(1)      4.91%         0.54%         -0.41%
  ------------------------------------------------------------------------------
    NASDAQ COMPOSITE INDEX(2)               1.36%        -2.25%         -7.44%
  ------------------------------------------------------------------------------

(1.) THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. STOCKS AND GIVES A BROAD LOOK AT HOW STOCKS HAVE PERFORMED. THE INDEX DOES NOT REFLECT A DEDUCTION FOR FEES, EXPENSES OR TAXES.

(2.) THE NASDAQ COMPOSITE INDEX MEASURES ALL NASDAQ DOMESTIC AND NON-U.S. BASED COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. THE INDEX DOES NOT REFLECT A DEDUCTION FOR FEES, EXPENSES OR TAXES.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                       STATEMENT OF ADDITIONAL INFORMATION

                                MEEHAN FOCUS FUND

                           MEEHAN MUTUAL FUNDS, INC.
                              1900 M Street, N.W.
                                   Suite 600
                             Washington, D.C. 20036
                                 1-866-884-5968


This Statement of Additional Information (SAI), dated March 1, 2006, as supplemented April 3, 2006, should be read in conjunction with the Prospectus of the Meehan Focus Fund (Fund), the single series of Meehan Mutual Funds, Inc., also dated February 28, 2006, as supplemented April 3,2006.


This SAI is not a prospectus itself. This SAI is incorporated by reference into the Funds Prospectus; in other words, this SAI is legally part of the Funds Prospectus.

The financial statements for the Fund for the fiscal year ended October 31, 2005 are herein incorporated by reference to its Annual Report to Shareholders dated October 31, 2005. You may obtain a copy of the Prospectus and of the Funds Annual and Semi-Annual Reports to Shareholders, free of charge, by writing to Meehan Mutual Funds, Inc. c/o Edgemoor Capital Management, Inc., 1900 M Street, NW, Suite 600, Washington, D.C. 20036, or by calling 1-866-884-5968.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
INVESTMENT POLICIES AND RESTRICTIONS                                           1
INVESTMENT RESTRICTIONS                                                        5
INVESTMENT ADVISOR                                                             7
DIRECTORS AND OFFICERS                                                        10
PURCHASING AND REDEEMING SHARES                                               13
ADDITIONAL TAX INFORMATION                                                    13
PORTFOLIO TRANSACTIONS                                                        16
PORTFOLIO HOLDINGS INFORMATION                                                17
CUSTODIAN                                                                     17
TRANSFER AGENT                                                                18
ADMINISTRATION                                                                18
DISTRIBUTOR                                                                   18
LEGAL COUNSEL                                                                 18
INDEPENDENT AUDITORS                                                          19
DISTRIBUTION PLAN                                                             19
GENERAL INFORMATION                                                           19
APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES                             21

                      INVESTMENT POLICIES AND RESTRICTIONS

The Funds investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus. This section provides additional information concerning the Funds investments and its investment restrictions.

The Fund is a non-diversified Fund, meaning that the Fund can concentrate its investments in a smaller number of companies than a more diversified fund. The Fund normally will invest at least 85% of total assets in common stock of U.S. companies and in foreign securities either directly or indirectly through American Depository Receipts (ADRs) of foreign companies or exchange traded funds (ETFs). The Fund normally will hold a focused portfolio with 25 stocks representing at least 75% of the portfolio. The Fund may also invest in a variety of other securities. The types of securities in which the Fund may ordinarily invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

COMMON STOCKS. The Fund will ordinarily invest at least 75% of its total assets in U.S. common stocks or securities convertible into common stock. The Funds investment in common stocks is a principal investment strategy. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. For purposes of the Funds 75% minimum investment in common stocks, shares of real estate investment trusts (REITs) are considered to be common stock, although the Funds investment in REITs is not a principal investment strategy of the Fund.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in REITs. Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay distributions to their shareholders based upon available funds from operations. It is quite common for these distributions to exceed the REITs earnings and profits, resulting in the excess portion of such distributions being designated as a return of capital. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders, and, accordingly, a portion of the Funds distributions may also be designated as a return of capital. The Fund will not invest more than 20% of its assets in REITs.

FOREIGN SECURITIES. The Fund may invest up to 25% of its total net assets in the common stock of foreign issuers. The Fund may invest directly in foreign securities or indirectly in the form of ADRs or through ETFs.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. there may be less publicly available information about a foreign company than about a domestic company, because foreign companies are not subject to the regulatory requirements of U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.

ADRs. The Fund may invest in ADRs. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. The Fund will only invest in ADRs that are issuer sponsored.

ETFs. The Fund also may invest in ETFs. ETFs are investment companies that are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as management investment companies. ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at the net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Funds total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment companys expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuers assets. Dividends on preferred stock are generally payable at the discretion of the issuers board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuers creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuers credit rating.

CONVERTIBLE SECURITIES. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.

Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Advisor anticipates such stock will provide the Fund with opportunities which are consistent with the Funds investment objectives and policies. The Advisor employs no minimum quality or rating criteria with respect to the Funds investments in convertible securities, and does not intend to invest more than 5% of the Funds assets in convertible securities.

DEBT SECURITIES. The Fund may invest in U.S. Government debt securities, which include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the U. S. Government, shareholders are only exposed to interest rate risk.

     CREDIT RISK - A debt instruments credit quality depends on the issuers ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the securitys issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

     INTEREST RATE RISK - All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, the longer a security has until it matures, the more pronounced will be a change in its value when interest rates change.

MONEY MARKET MUTUAL FUNDS. The Fund may invest in securities issued by other registered investment companies. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that companys advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Funds shareholders.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements (Repos) with broker-dealers, banks and other financial institutions, provided that the Funds custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the sellers simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Funds ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

     REPURCHASE AGREEMENT RISK- A Repo exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens the Fund can lose money because: (i) it may not be able to sell the securities at the agreed-upon time and price; and (ii) the securities may lose value before they can be sold.

CASH RESERVES. The Fund may hold a significant portion of its net assets in cash, either to maintain liquidity or for temporary defensive purposes.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Advisor determines to be illiquid. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.

The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuers securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended.

Restricted and illiquid securities are valued in such manner as the Funds Board of Directors (Board) in good faith deems appropriate to reflect the fair market value of such securities.

SPECIAL SITUATIONS. The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Funds total net assets (valued at the time of investment).

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Advisors opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MASTER-FEEDER OPTION. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Board, the Funds shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

PORTFOLIO TURNOVER. The Funds portfolio turnover rates for the three fiscal years ended October 31, 2003, 2004 and 2005 were 23.2%, 22.66% and 29.96%
respectively. The Fund will generally purchase and sell securities without regard to the length of time the security has been held. The Fund expects that its annual portfolio turnover rate will not exceed 100% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized capital gains the Fund distributes to them. Distributions to shareholders of those gains, to the extent they consist of short-term capital gains, will be taxable as ordinary income for federal income tax purposes. See Tax Considerations in the Funds Prospectus.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Funds portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

                            INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Funds assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

The Fund will not:

1. With respect to 75% of its assets (valued at time of investment), normally invest in less than 25 issuers.
2. Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.
3. Invest 25% or more of its total assets (valued at time of investment) in securities of companies in any one industry.
4. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 20% of the value of the Funds assets at the time of borrowing.
5.   Underwrite the distribution of securities of other issuers.
6. Invest in companies for the purpose of management or the exercise of control.
7. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lending its portfolio securities).
8.   Issue senior securities.
9.   Invest in commodities, futures contracts or options contracts.

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval:

The Fund may not:

1.   Make margin purchases.
2. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration.
3. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate.
4. Invest more than 15% of its net assets in securities that are not readily marketable.
5. Acquire securities of other investment companies except as permitted by the 1940 Act. In relevant part, the 1940 Act generally allows an investment company such as the Fund to acquire up to 3% of the total outstanding securities of another investment company.
6. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 20% of its total assets.

                               INVESTMENT ADVISOR

Information on the Funds investment advisor, Edgemoor Capital Management, Inc. (the Advisor), is set forth in the Prospectus. This section contains additional information concerning the Advisor.

The Advisor is organized as a Maryland corporation and is registered as an investment Advisor with the Securities and Exchange Commission (SEC). The Advisors principal business is to provide financial management services to individuals, corporations, and other institutions throughout the United States.


The Advisor manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated November 30, 1999. Thomas P. Meehan is portfolio manager for the Fund and Paul
P. Meehan and R. Jordan Smyth, Jr. are co-managers for the Fund. As officers of the Advisor, Mr. Thomas P. Meehan is President and Messrs. Paul P. Meehan and R. Jordan Smyth, Jr. are Managing Directors. Messrs. Thomas P. Meehan, Paul P. Meehan, and R. Jordan Smyth, Jr. are also members of the Board of Directors of the Advisor.


Information Concerning Accounts Managed by Portfolio Managers
-------------------------------------------------------------

The following information regarding the portfolio managers of the Fund has been provided by the Advisor.

PORTFOLIO MANAGERS OF THE FUND. As of October 31, 2005, the portfolio managers did not service any other registered investment companies and pooled investment vehicles and no client paid the Advisor a performance based management fee. As of October 31, 2005, the portfolio managers serviced 126 other accounts with a total value of $197 million.

CONFLICTS OF INTEREST FOR PORTFOLIO MANAGERS. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to the Fund and one or more other accounts. More specifically, portfolio managers who manage the Fund and/or other accounts may experience the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of other accounts and the Fund. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Advisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows.

The Advisor also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts (see "Portfolio Transactions).

With respect to securities transactions for clients, the Advisor determines which broker to use to execute each order. However, the Advisor may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund To deal with these situations, the Advisor has adopted procedures to help ensure best execution of all client transactions (see "Portfolio Transactions").

Finally, the appearance of a conflict of interest may arise where there is an incentive which relates to the management of certain but not all accounts for which a portfolio manager has day-to-day management responsibilities.

Information Concerning Compensation of Portfolio Managers
---------------------------------------------------------

The portfolio manager and co-managers are paid fixed cash salaries by the Advisor.

Portfolio Manager Ownership in the Fund
---------------------------------------

As of October 31, 2005, each portfolio manager beneficially owned shares of each Fund as summarized in the following table:

                             Dollar Range of Beneficial Ownership in Portfolio
   Manager                   Funds as of  October 31, 2005
----------------------       --------------------------------------------------
Thomas P Meehan                         over $1,000,001
Paul P. Meehan                          $100,001-$500,000
R. Jordan Smyth, Jr.                    $500,001-$1,000,000

The Investment Advisory Agreement.
----------------------------------

Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Fund in accordance with the Funds investment policies and restrictions. The Advisor furnishes an investment program for the Fund, determines what investments should be purchased, sold, and held, and makes changes on behalf of the Company in the investments of the Fund. At all times the Advisors actions on behalf of the Fund are subject to the overall supervision and review of the Board.

The Advisory Agreement provides that the Advisor shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisors willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Advisory Agreement was approved by the Board (including all of the Directors who are not interested persons of the Fund, as defined under the 1940 Act) and by the shareholders of the Fund in compliance with the 1940 Act. The Agreement provides that it will be in force for an initial two-year period and, in order to continue to be in effect thereafter, it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Directors who are not interested persons of the Advisor or the Fund, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund.


For its investment advisory services to the Fund, the Fund pays to the Advisor, on the last day of each month, an annualized fee equal to 1.00% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the three fiscal years ended October 31, 2002, 2003, 2004 and 2005, the Fund paid the Advisor advisory fees of $151,060, $170,110, $247,264, and $294,855 respectively.


The Operating Services Agreement
--------------------------------

The Fund has also entered into an Operating Services Agreement with the Advisor (Services Agreement). Under the terms of the Services Agreement, the Advisor provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1.  accounting
2.  administrative
3.  legal (except litigation)
4.  dividend disbursing and transfer agent
5.  registrar
6.  custodial
7.  fund share distribution
8.  shareholder reporting
9.  sub-accounting, and
10. record keeping services


Beginning December 1, 2005, for its services to the Fund under the Services Agreement, the Fund pays to the Advisor, on the last day of each month, an annualized fee equal to 0.40% of average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund. Prior to December 1, 2005, the fee was 0.50%. For the four fiscal years ended October 31, 2002, 2003, 2004 and 2005 the Fund paid the Advisor operational fees of $75,530, $85,055, $123,732, and $147,928 respectively.


Under the Services Agreement, the Advisor may, with the Funds permission, employ third parties to assist it in performing the various services required of the Fund. The Advisor is responsible for compensating such parties.

The effect of the Advisory Agreement and the Services Agreement together is to place a cap on the Funds normal operating expenses at 1.40%. The only other expenses which may be incurred by the Fund are brokerage fees, taxes, legal fees relating to Fund litigation, and other extraordinary expenses.


                             DIRECTORS AND OFFICERS

The Board has overall responsibility for conduct of the Funds business affairs. The day-to-day operations of the Fund are managed by the Advisor, subject to the Bylaws of the Fund and the supervision and review of the Board. The following is a list of the Funds directors and officers with their addresses, principal occupations and present positions, including any affiliation with the Advisor or the Distributor, length of service to the Fund, and the position, if any, on other boards of trustees/directors. The Directors oversee one investment portfolio, the Fund, which is the single series of the Company.

Name                   Position, Term of        Principal Occupation                 Other
                       Office and Length        during Last Five Years               Directorships
                       of Time Served
------------------------------------------------------------------------------------------
Interested             Term:
Director:              Lifetime of Fund until
                       removal by
                       shareholders,
                       resignation or
                       retirement

Thomas P. Meehan*      President and Director   President, Edgemoor Capital          None
(Age 65)               since 1999               Management, Inc.
Suite 600                                       (registered investment advisor),
1900 M Street, N.W.                             October 1999 t0 present.
Washington, DC  20036                           President, Sherman, Meehan,
                                                & Ain, P.C., a Washington, DC
                                                law firm, 1993 to September 1999.
                                                Trustee, Sherman, Meehan Curtin
                                                & Ain, P.C.  Pension and Profit
                                                Sharing Plans, 1973 to 1999.  None.

                                       10


Disinterested          Term:
Directors:             Lifetime of Fund until
                       removal by
                       shareholders,
                       resignation or
                       retirement

Andrew Ferrentino      Director since           Private Consultant in                Member, Board
(Age 66)               2003                     the computer industry,               of Directors
c/o Meehan Mutual                               January 1999 to                      Template Software
   Funds, Inc.                                  present.  President,                 Inc 1997 to 1999.
Suite 600                                       Template Software, Inc
1900 M Street,NW                                1982 to December 1998
Washington, DC  20036

Peter R. Sherman       Director since           Adjunct Professor of Law,            None.
(Age 66)               2003                     American University Washington
c/o Meehan Mutual                               College of Law, 1992 to
  Funds, Inc.                                   present; counsel to Ain & Bank,
Suite 600                                       P.C., a Washington, D.C.
1900 M Street, N.W.                             law firm, May 2003 to June
Washington, DC  20036                           2005; Co-founder, principal
                                                and counsel to Sherman, Meehan,
                                                Curtin & Ain, P.C. through
                                                April 2003.

Officers:              Term:
                       One Year

Paul P. Meehan         Vice president and       Managing Director, Edgemoor          N/A
(Age 42)               Treasurer since 2002;    Capital Management, Inc.,
1900 M Street, N.W.    Chief Compliance         January 2006 to present;
Suite 600              Officer since            Chief Compliance Officer,
Washington, D.C.       September 2005.          Edgemoor Capital Management,
  20036                                         Inc., September 2005 to present;
                                                Director, Edgemoor Capital
                                                Management, Inc. January 2005
                                                to December 2005; Vice
                                                President, Edgemoor Capital
                                                Management, Inc.,  December 2002 to
                                                December 2004; Attorney, United
                                                States Environmental Protection
                                                Agency Inc. 1997 to 2002.

                                       11


R. Jordan Smyth, Jr.   Vice President &         Managing Director, Edgemoor
(Age 40)               Secretary since          Capital Management, Inc.,
1900 M Street, N.W.    November 2005.           2005 to present; Director,
Suite 600                                       Edgemoor Capital Management,
Washington, DC 20036                            Inc., April 2003 to December 2004;
                                                Director, Wachovia Securities,
                                                1996 to 2003.

____________________________

* Mr. Meehan is an interested person of the Fund as that term is defined by the 1940 Act. Mr. Meehan is affiliated with the Advisor.

The Fund has an Audit Committee, consisting of Messrs. Ferrentino and Sherman. The members of the Audit Committee are not interested persons of the Company (as defined in the 1940 Act). The primary responsibilities of the Companys Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Funds independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met one time during the last fiscal year.

The following table shows the amount of equity securities in the Fund owned by the Directors as of the calendar year ended December 31, 2005:

--------------------------------------------------------------------------------
Dollar Range of Equity
Securities Owned:     Interested Director:  Disinterested Directors:
--------------------------------------------------------------------------------
                      Thomas P. Meehan      Andrew Ferrentino  Peter R.  Sherman
--------------------------------------------------------------------------------
Aggregate Dollar      Over $100,000         Over $100,000      Over $100,000
Range of Equity
Securities in
Meehan Mutual
Funds, Inc.*
--------------------------------------------------------------------------------
* The Fund is currently the only series of Meehan Mutual Funds, Inc.


As of January 31, 2006, the directors and officers as a group owned 33.04% of the Fund.


Pursuant to its obligations to the Fund under the Services Agreement, the Advisor is responsible for paying compensation, if any, to each of the Funds independent Directors during each fiscal year.

Control Persons and Shareholders Owning in Excess of 5% of Fund Shares
----------------------------------------------------------------------

As of January 31, 2006, the following shareholders owned of record, or beneficially, five percent or more of the outstanding shares of the Fund:

Thomas P. Meehan and Marren W. Meehan  19.83%
1900 M Street, N.W.
Suite 600
Washington, D.C.  20036

Sherman, Meehan, Curtin & Ain, P.C. (D.C.)  13.86%
Profit Sharing Plan
1900 M Street, N.W.
Suite 600
Washington, D.C.  20036

Timothy C. Coughlin  6.58%
1900 M Street, N.W.
Suite 600
Washington, D.C.  20036

                        PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Funds shares will be made at net asset value
(NAV). The Funds NAV is determined on days on which the New York Stock Exchange
(NYSE) is open for trading. For purposes of computing the NAV of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Advisor, subject to the review and supervision of the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order. As of March 1. 2004, redemptions of Fund shares held for less than 30 days will be subject to a 2% redemption fee (as a percentage of the amount redeemed).

The Fund is open for business on each day that the NYSE is open. The Funds share price or NAV is normally determined as of 4:00 p.m., Eastern time. The Funds share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge a sales fee, the NAV is the offering price for shares of the Fund.

                           ADDITIONAL TAX INFORMATION

The Fund intends to continue to qualify for treatment as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on its net capital and foreign currency gains and net investment income that it currently distributes to its shareholders. To qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or from other income derived with respect to its business of investing in securities or such currencies, and must satisfy certain diversification requirements. A portion of the Funds dividends derived from U.S. Government obligations may be exempt from state and local taxation.

If the Fund qualifies as a RIC and distributes at least 90% of the sum of its net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions (Distribution Requirement), it will not be subject to federal income tax on the distributed income and gains. If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (taxable as ordinary income, except the part thereof that is qualified dividend income) to the extent of the Funds earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If a shareholder purchases shares shortly before the record date for a distribution, the shareholder will, in effect, receive a return of a portion of his or her investment, but the distribution will be taxable to him or her even if the net asset value of the shares is reduced below the shareholders cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

If a shareholder fails to furnish his or her social security or other taxpayer identification number or to certify properly that it is correct, the Fund is required to withhold federal income tax at the rate of 28% (backup withholding) from dividends, capital gain distributions, and redemption payments to him or her. Dividend and capital gain distributions also will be subject to backup withholding if the shareholder fails to certify properly that he or she is not otherwise subject thereto.

Taxable distributions generally are included in a shareholders gross income for the taxable year in which they are received. However, distributions declared in December and made payable to shareholders of record in that month will be deemed to have been received on December 31st if the Fund pays them during the following January.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain income dividends the Fund pays to individual shareholders are taxed at the 15% maximum rate applicable to net capital gain. This tax treatment applies to a shareholder only if he or she satisfies certain holding period and other requirements regarding his or her Fund shares and the dividends are attributable to qualified dividend income (QDI) the Fund receives. For this purpose, QDI means dividends the Fund receives from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period and other requirements regarding the stock on which the dividends were paid. These special rules generally apply to taxable years beginning before January 1, 2009. Thereafter, the Funds dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further legislative action is taken.

A portion of the Funds dividends also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Because the Fund may earn income that is not QDI, such as interest, payments in lieu of dividends on securities loans, non-qualifying dividends (including most distributions from REITs), and net short-term capital gains, the percentage of Fund dividends that will qualify as QDI or for the dividends-received deduction generally will be less than 100%. The Fund will notify shareholders annually of the percentage of Fund dividends that do so qualify.

The Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest the Fund receives, and gains it realizes on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any excess distribution it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Funds investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEFs annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Funds adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net market-to-market gains with respect to that stock the Fund included in income for prior taxable years thereunder. The Funds adjusted basis in each PFICs stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Advisor. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Advisor to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisors evaluation of the brokers efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealers spread, the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided. The Fund may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities and reports and analysis concerning issuers and their creditworthiness. The Advisor may use research and other services to service all of its clients, rather than the particular clients whose commissions may pay for research or other services. In other words, the Funds brokerage may be used to pay for a research service that is used in managing another client of the Advisor.

The Advisor may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Advisor normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Advisor may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Advisor feels that better prices are available from non-principal market makers who are paid commissions directly.

The Advisor may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other fund or private account managed by the Advisor for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price. In these cases, transaction costs are shared proportionately by the fund or account, as applicable, which are part of the block. If an aggregated trade is not completely filled, then the Advisor typically allocates the trade among the funds or accounts, as applicable, on a pro rata basis based upon account size. Exceptions are permitted on a case-by-case basis when judged by the Advisor to be fair and reasonable to the funds or accounts involved.

Codes of Ethics
---------------

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund, the Advisor and the Distributor have adopted Codes of Ethics (Codes) restricting personal securities trading by the Funds Portfolio Managers. These Codes are on file with the SEC. While the Codes permit personal transactions by the Portfolio Managers in securities held or to be acquired by the Fund, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

                         PORTFOLIO HOLDINGS INFORMATION

The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Directors. Disclosure of the Funds complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the quarterly holdings reports on Form N-Q and in the Annual Report and Semi-Annual Report to Fund shareholders. These reports are available, free of charge, on the EDGAR database on the SECs website at www.sec.gov.

From time to time rating and ranking organizations such as Standard & Poors and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Funds portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days, as described above. In addition, the Advisor may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient agrees to keep the information confidential, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information.

In addition, the Funds service providers, such as, custodian, and transfer agent may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Advisor or employees, of the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Funds portfolio holdings.

                                   CUSTODIAN

First Western Bank & Trust, P.O. Box 1090, Minot, ND 58702 (First Western), acts as custodian for the Fund. As such, First Western holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. First Western does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

                                 TRANSFER AGENT

Viking Fund Management, LLC, 116 1st Street, SW, Minot, ND 58701 (Viking) acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund and the Advisor. As such, Viking is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable regulations. For the services to be rendered as transfer agent, the Advisor pays Viking an annual fee, paid monthly, of $15.00 per account, with a minimum fee of $550 per month.

                                 ADMINISTRATION

Viking also acts as administrator to the Fund pursuant to a written agreement with the Fund and Advisor. Viking supervises all aspects of the operations of the Fund except those performed by the Advisor under the Advisory Agreement and Services Agreement. As such, Viking is responsible for calculating the Funds NAV, preparing and maintaining books and accounts as required by the 1940 Act, assisting in the preparation of the Funds tax returns, providing information for the preparation of the Funds annual and semiannual reports, and providing certain other services to the Fund. For the services to be rendered as fund administrator, the Advisor pays Viking a fee at the rate of 0.05% of net assets on an annual basis payable monthly with a maximum fee of $1,100.00 per month plus certain out-of-pocket expenses.

                                  DISTRIBUTOR

Viking Fund Distributors LLC (Distributor), 116 1st Street, SW, Minot, ND 58701, acts as the principal underwriter of the Funds shares pursuant to a written agreement with the Fund and the Advisor (Distribution Agreement). As such, the Distributor assists in the sale of shares and receives purchase orders. For providing underwriting services to the Fund, the Distributor is paid an annual fee of $5,500 by the Advisor. Pursuant to the Distribution Agreement, the Distributor facilitates the registration of the Funds shares under state securities laws and assists in the sale of shares. For the fiscal year ended October 31, 2005, the Advisor paid the Distributor fees of $4,500.

The Advisor shall bear the expense of all filing or registration fees incurred in connection with the registration of the Funds shares under state securities laws.

                                 LEGAL COUNSEL


Kirkpatrick Lockhart Nicholson Graham LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as counsel to the Company.

                              INDEPENDENT AUDITORS

Brady, Martz & Associates, P.C., 207 E. Broadway, Bismarck, ND 58501, serves as the Funds independent auditors. The Financial Statements of the Fund for the three fiscal years ended October 31, 2005 have been audited by Brady, Martz and are incorporated by reference herein with reliance upon the report of said firm of auditors, which is given upon their authority as experts in accounting and auditing. The Funds Financial Statements for the periods prior to 2003 were audited by its former auditors.

                               DISTRIBUTION PLAN

As noted in the Funds Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the Plan) whereby the Fund is authorized to pay a fee of up to 0.35% per annum of the Funds average daily net assets to the Advisor and others to compensate them for certain expenses incurred in the distribution of the Funds shares and the servicing or maintaining of existing Fund shareholder accounts. The fees may be paid on a monthly basis, in arrears.

Although the Plan has been adopted by the Board, the Board has not yet implemented the Plan. The Board will implement the Plan when and if circumstances so warrant.

                              GENERAL INFORMATION

Meehan Mutual Funds, Inc., (the Company) an open-end management investment company, was organized on September 3, 1999 and is incorporated in Maryland. The Fund is a non-diversified series of the Company. The affairs of the Company are managed by its Board of Directors. The Board has delegated the day-to-day operations of the Fund to the Advisor, which operates the Fund under the Boards general supervision.

The Companys Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Company.

Shareholders are entitled to one vote per full share, to such distributions as may be declared by the Companys Board of Directors out of funds legally available, and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

Pursuant to Maryland law, under which the Company is incorporated, and the Companys Bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Funds outstanding common shares.

               APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES

                           MEEHAN MUTUAL FUNDS, INC.

     The Meehan Mutual Funds, Inc. (the Fund) has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by the Fund.

1. DELEGATION. The Board of Directors of the Fund (the Board) has delegated to Edgemoor Capital Management, Inc. (Edgemoor), as manager of the Fund, the responsibility for voting proxies relating to portfolio securities held by the Fund as a part of the investment advisory services. All such proxy voting responsibilities shall be subject to the Boards continuing oversight. Notwithstanding this delegation of responsibilities, the Fund retains the right to vote proxies relating to its portfolio securities, as it may deem appropriate.

2. FIDUCIARY DUTY. Edgemoor is a fiduciary to the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. Every reasonable effort should be made to vote proxies. However, Edgemoor is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to the Fund and its shareholders.

3. CONFLICTS OF INTEREST. The proxy voting guidelines of Edgemoor shall address the procedures it would follow with respect to conflicts of interest. Edgemoor shall report any conflicts to the Board on a quarterly basis, including the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4. REPORTS. Edgemoor shall provide a quarterly report to the Board regarding its records of each proxy voted for the Fund during the quarter, including any conflict of interest information required by Section 3. Such report shall include the information required by Form N-PX for each proxy voted. In addition, Edgemoor shall provide a quarterly report to the Board detailing the proxies, if any, that were not voted during the period and the reasons for such non-votes.

5. REVIEW OF POLICIES AND PROCEDURES. Edgemoor shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. Any such material change shall not apply to proxies voted for the Fund unless and until the Board approves such change.

6. ROLE OF THE BOARD. The Board shall oversee the proxy voting process and periodically review the Funds proxy voting policies and procedures. The Board shall be assisted in this process by their independent legal counsel and Edgemoor.




Dated:  October 1, 2003